POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED OCTOBER 3, 2013 TO THE

SUMMARY PROSPECTUS DATED AUGUST 30, 2013 OF:

PowerShares WilderHill Clean Energy Portfolio

Effective immediately, the Summary Prospectus is revised as follows:

•	On page 3, the table within the section titled “Management of the Fund—Portfolio Managers” is deleted and replaced with the following:

Name	Title with Adviser/Trust	Date Began Managing the Fund
Peter Hubbard	Vice President and Director of Portfolio Management of the Adviser and Vice President of the Trust	June 2007
Michael Jeanette	Vice President and Portfolio Manager of the Adviser	August 2008
Brian Picken	Vice President and Portfolio Manager of the Adviser	August 2010
Theodore Samulowitz	Vice President and Portfolio Manager of the Adviser	August 2013

Please Retain This Supplement For Future Reference.

P-PBW-SUMPRO-1 SUP-1 100313